MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 7

Payment Date:     30-Sep-96
Reporting Month:  August

                                                          Interest    Interest    Principal
              Original    Original Integral     Record    Accrual     Payment     Payment     Ending          Remaining
Class        Balance      Pct Pool Denomination Date      Factor      Factor      Factor      Balance         Principal Factor
Class A-1 $435,000,000.00 78.06%   $1,000.00    31-Aug-96  4.68539586  4.68539586 21.21000547 $404,020,489.29 0.92878273
Class A-2  $45,500,000.00  8.17%   $1,000.00    31-Aug-96 12.50000000 12.50000000  0.00000000  $45,500,000.00 1.00000000
Class A-3  $26,300,000.00  4.72%   $1,000.00    31-Aug-96  5.70194144  5.70194144  9.14535703  $25,467,087.13 0.96833031
Class A-4   $7,000,000.00  1.26%   $1,000.00    31-Aug-96  6.25000000  6.25000000  0.00000000   $7,000,000.00 1.00000000
Class A-5  $14,750,000.00  2.65%   $1,000.00    31-Aug-96  4.51769763  4.51769763  9.28065695  $13,373,976.40 0.90671026

          $528,550,000.00                                                                     $495,361,552.82

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 7

Payment Date:         30-Sep-96
Reporting Month       August

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type
Pool Over Collateralization 5.15% $28,702,601.63 5.38% $28,702,601.63 $0.00       $0.00  $524,064,154.45 5.48% $28,702,601.63

Surplus Summary

Class                      Total Distribution
Surplus                            $775,075.92

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                85          $9,654,202             1.84%
60+ Days                34          $3,601,864             0.69%
90+ Days                36          $4,093,835             0.78%
Foreclosure             13            $754,953             0.14%
REO                      0                  $0             0.00%

Totals                 168         $18,104,853             3.45%


Advances on Delinquencies                                      $125,551.30
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 7

Payment Date:     30-Sep-96
Report Date:      August

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals
Interest Net of Servicing Fee                 $3,695,984.39            Interest Payments       $2,867,244.30
Principal                                     $9,603,764.96            Principal Payments      $9,603,764.96
Deposits From Reserve Fund                            $0.00            Surplus                   $775,075.92
Other Deposits                                        $0.00            MBIA Fee                   $53,664.17
                                                                       Discount Principal Reserve      $0.00

Total Deposit                                $13,299,749.35            Total Withdrawals      $13,299,749.35

                                                                       Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 7
Payment Date:     30-Sep-96
Reporting Month:  August

          Class
          Interest   Beginning       Interest      Interest      Principal     Total          Applied Ending
Class     Rate       Balance         Accrual       Payment       Payment       Distribution   Losses  Balance
Class A-1  5.918440% $413,246,841.67 $2,038,147.20 $2,038,147.20 $9,226,352.38 $11,264,499.58 $0.00   $404,020,489.29
Class A-2 15.000000%  $45,500,000.00   $568,750.00   $568,750.00         $0.00    $568,750.00 $0.00    $45,500,000.00
Class A-3  7.000000%  $25,707,610.02   $149,961.06   $149,961.06   $240,522.89    $390,483.95 $0.00    $25,467,087.13
Class A-4  7.500000%   $7,000,000.00    $43,750.00    $43,750.00         $0.00     $43,750.00 $0.00     $7,000,000.00
Class A-5  5.918440%  $13,510,866.09    $66,636.04    $66,636.04   $136,889.69    $203,525.73 $0.00    $13,373,976.40

                     $504,965,317.78 $2,867,244.30 $2,867,244.30 $9,603,764.96 $12,471,009.26 $0.00   $495,361,552.82

Class      CUSIP       Priority    Principal Type Interest Type
Class A-1  589962AT6   Senior      Sequential     Floater
Class A-2  589962AU3   Senior      Sequential     Floater
Class A-3  589962AV1   Senior      Sequential     Fixed
Class A-4  589962AW9   Senior      Sequential     Fixed
Class A-5  589962AX7   Senior      Sequential     Floater